EXHIBIT 10.2

                          GLOBAL MARINE
               1998 STOCK OPTION AND INCENTIVE PLAN

                         First Amendment
                   ____________________________


     The Global Marine 1998 Stock Option and Incentive Plan (the "Plan") is hereby amended as follows, effective upon approval of this Amendment by the stockholders of Global Marine Inc. at said company's 2000 Annual Meeting of Stockholders or any adjournment thereof:

     1. Clause I in the first sentence of paragraph 6.2(a)(i) of the Plan, which currently reads "(I) 7,500,000 shares of stock;" is hereby amended in its entirety to read as follows: "(I) 15,000,000 shares of stock;".

     2. Terms used in this Amendment and not defined herein are used herein as they are defined in the Plan. References in the Plan to "this Plan" (and indirect references such as "hereof" and "herein") are amended to refer to the Plan as amended by this Amendment.

     3. Except as expressly amended hereby, the Plan shall remain in full force and effect.